Exhibit 99.2 rAblellera Q3 2022 BUSINESS UPDATE NOVEMBER 8, 2022 Exhibit 99.2

DISCLAIMER This presentation contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. All statements contained in this presentation other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing" or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this presentation represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.

03 2022. BUSINESS UPDATE SUMMARY 10 YEARS AT THE CUTTING EDGE OF ANTIBODY DISCOVERY $868M in cash, cash equivalents & marketable securities 164 cumulative programs under contract cumulative programs started 7 molecules in the clinic

CREATE VAL BY POWERING INNOVATION CAPTURE UAL THROUGH SHARED SUCCESS. PARTNER-INITIATED PROGRAMS TECHNOLOGY-DEVELOPMENT Discovery Co-Development program pre-partnred program Programs

PARTNERSHIPS 2 DISCOVERY PROGRAMS ADVANCE INTO PRECLINICAL AND CLINICAL DEVELOPMENT REGENERON undisclosed FIRST candidate to advance into further preclinical development GPCR target 4targets 9' multi-year multiple indications 1 MOLECULE. 1. ENTERED THE CLINIC Alzheimer's Disease

PARTNERSHIPS 2 DISCOVERY PROGRAMS ADVANCE INTO PRECLINICAL AND CLINICAL DEVELOPMENT REGENERON undisclosed FIRST candidate to advance into further preclinical development GPCR target 4targets 9' multi-year multiple indications 1 MOLECULE. 1. ENTERED THE CLINIC Alzheimer's Disease T-Cell engager platgorm GPCRs & ion channels platform Hundreds of diverse CD3-binding antibodies to combine to create optimized precision cancer therapies. Clinically-validated OrthoMab bispecifics platform, to pair CD3-targeting and tumor-targeting antibodies. Internal validation of panel through work on three well-recognized and high-value targets. Clinically validated, membrane-protein targets with large commercial potential that have proven largely intractable using traditional methods for antibody discovery. Internal platform integrated across the best of modern data science and biotechnology to generate best-in-class candidates.

Q3 2022 Financias update

Strong portfolio growth Cumulative of program starts cumulative of moleculas in the clinic total of program under contract WITHOUT downstream participation WITH downstream participation total of discovery partners 38 Chart Chart Note: Showing year-end figures except for most recent quarter. Historical results are not necessarily indicative of future results

Now 7 molecules in the clinic.

MOLECULE	STAGE	PARTNER	THERAPEUTIC AREA	PROGRAM TYPE
bamlanivimab (LY-CoV555)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease – COVID-19	AbCellera Discovery Partnership
bebtelovimab (LY-CoV1404)	Marketed, Emergency Use Authorization (EUA)	Lilly	• infectious disease – COVID-19	
NEW **undisclosed**	Phase 1	undisclosed	• neurology – Alzheimer's Disease	
NBL-012	Phase 1	NovaRock Biotherapeutics	• dermatology • gastrointestinal disease • immunology	Trianni License
NBL-015	IND/CTA authorized	NovaRock Biotherapeutics	• oncology	
undisclosed	IND/CTA authorized	undisclosed	• undisclosed	
IVX-01	Clinical field study	Invetx	• animal health	AbCellera Discovery Partnership

As of September 30, 2022

Q3 2022 BUSINESS UPDATE
FINANCIALS

COPYRIGHT © ABCELLERA

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$101.4M total revenue, driven by royalties for bebtelovimab Revenue USD ROYALTIES MILESTONES LICENSING RESEARCH FEES Chart

Operating expenses reflect ongoing investments. Operating Expenses USD RESEARCH & DEVELOPMENT (BAR CHART) SALES & MARKETING (BAR CHART) GENERAL & ADMIN (BAR CHART) FINANCIALS Q3 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 11

Net earnings of $26.6M: equivalent to $0.09 (basic) and $0.08 (diluted) per share Earnings USD NET EARNINGS (Bar chart) EARNINGS PER SHARE: BASIC (Bar chart) EARNINGS PER SHARE: DILUTED (Bar chart) COPYRIGHT©ABCELLERA Q3 2022 BUSINESS UPDATE FINANCIALS 12

Nearly 900 million in total cash, equivalents, and marketable securities. Cash Flows USD [Bar chart] 13 COPYRIGHT © ABCELLERA Q3 2022 BUSINESS UPDATE FINANCIALS

THANK YOU Q3 2022 BUSINESS UPDATE COPYRIGHT © ABCELLERA 14